EXHIBIT 10.4

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BANK OF AMERICA                                       AMENDMENT TO DOCUMENTS
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                        AMENDMENT NO. 3 TO BUSINESS LOAN
                                   AGREEMENT

This Amendment No. 3 (the "Amendment") dated as of November 20, 1998, is between Bank of America NT & SA (the "Bank") and Gardenburger, Inc. (the "Borrower").

                                    RECITALS
                                    --------

A. The Bank and the Borrower entered into a certain Business Loan Agreement dated as of April 28, 1998, as previously amended (the "Agreement").

B.       The Bank and the Borrower desire to further amend the Agreement.

                                   AGREEMENT
                                   ---------

1. DEFINITIONS. Capitalized terms used but not defined in this Agreement shall have the meaning given to them in the Agreement.

2.   AMENDMENTS. The Agreement is hereby amended as follows:

     2.1 In Paragraph 2.2. of the Agreement, the date "February 1, 1999" is substituted for the date "December 1, 1998".

3. CONDITIONS. This Amendment will be effective when the Bank receives the following items, in form and content acceptable to the Bank:

     3.1 The Borrower agrees to pay a Twenty Five Thousand Dollar ($25,000) fee due upon execution of this Amendment.

4. EFFECT OF AMENDMENT. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.


BANK OF AMERICA NT & SA                 GARDENBURGER, INC.



/s/ Ed Kluss                            /s/ Richard C. Dietz
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By:      Ed Kluss                       By:      Richard C. Dietz
Title:   Vice President                 Title:   Executive Vice President & CFO


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